Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 16, 2018, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL - Global Flexible Income Fund’s (formerly known as Legg Mason BW Global Flexible Income Fund) Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 16, 2018, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL - Global Opportunities Bond Fund’s (formerly known as Legg Mason BW Global Opportunities Bond Fund) Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 16, 2018, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – International Opportunities Bond Fund’s (formerly known as Legg Mason BW International Opportunities Bond Fund) Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 16, 2018, relating to the financial statements and financial highlights, which appears in QS U.S. Small Capitalization Equity Fund’s Annual Report on Form N-CSR for the year ended December 31, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 19, 2018

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